EXHIBIT 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the EACO Corporation's (the “Company”) Annual Report on Form 10-K for the period ending December 27, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glen F. Ceiley, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2007	By:	/s/ Glen F. Ceiley
Glen F. Ceiley Its: Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)